Exhibit 10.2

AMENDMENT NO. 2 TO EMPLOYMENT AGREEMENT

THIS AMENDMENT NO. 2 (this “Amendment No. 2”) is made by and between United Online, Inc., a Delaware corporation (the “Company”), and Robert J. Taragan (the “Employee”), effective as of July 29, 2013.

RECITALS

WHEREAS, the Company and the Employee entered into an Employment Agreement on February 7, 2011, as amended by the Amendment dated as of January 25, 2013 (as amended, the “Agreement”); and

WHEREAS, the Company and the Employee now wish to amend the Agreement as set forth below.

NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned, intending to be legally bound hereby, agree as follows:

1.                                      Section 1(a) of the Agreement is hereby amended by deleting the reference to “February 15, 2014” and replacing it with “February 15, 2015”.

2.                                      Except as modified by this Amendment No. 2, the Agreement shall remain in full force and effect.

[Signature Page Follows]

IN WITNESS WHEREOF, the Company and the Employee have executed this Amendment No. 2, in the case of the Company by a duly authorized officer, as of the date stated in the opening paragraph.

UNITED ONLINE, INC.

/s/ Mark R. Goldston		Date: July 29, 2013
By:	Mark R. Goldston
Chairman, President and Chief Executive Officer

EMPLOYEE

/s/ Robert J. Taragan		Date: July 29, 2013
Robert J. Taragan